Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	May 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	April 1, 2003	Previous Distribution Date:	April 15, 2003
Collection Period End Date:	April 30, 2003	Previous Collection Period End Date:	March 31, 2003

A.	Initial Bond Characteristics	Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP
i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
B.	Bond Balances	04/15/03	05/15/03	04/15/03	05/15/03	04/15/03	05/15/03
i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	48,802,407	34,613,281	15.49%	10.99%	—	—
iv.	Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C.	Reserve Account
i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D.	Servicing
i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	May 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	April 1, 2003	Previous Distribution Date:	April 15, 2003
Collection Period End Date:	April 30, 2003	Previous Collection Period End Date:	March 31, 2003

E.	Portfolio Characteristics	Initial Balance 9/30/00	Balance as of		Percent of Original as of
			3/31/03	04/30/03	3/31/03	04/30/03
i.	Principal Balance	$950,415,639	$195,212,407	$181,023,281	20.54%	19.05%
ii.	Number of Contracts	73,293	27,510	26,173	37.53%	35.71%
iii.	Weighted Average Coupon (WAC)	9.44%	9.52%	9.52%
iv.	Weighted Average Original Term	61.40	63.22	63.32
v.	Weighted Average Remaining Term	49.40	26.81	26.08
vi.	Weighted Average Seasoning	12.00	36.41	37.23

F.	Portfolio Performance	# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		03/31/03	04/30/03	03/31/03	04/30/03	03/31/03	04/30/03	03/31/03	04/30/03
i.	30-59 Days Delinquent	540	469	1.96%	1.79%	$4,010,975	$3,510,709	2.05%	1.94%
ii.	60-89 Days Delinquent	132	131	0.48%	0.50%	894,441	874,850	0.46%	0.48%
iii.	90-119 Days Delinquent	36	32	0.13%	0.12%	262,234	183,307	0.13%	0.10%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	10	5	0.04%	0.02%	54,072	28,900	0.03%	0.02%
vi.	Repo In Inventory (Not Charged-Off)	20	17	0.07%	0.06%	216,631	141,925	0.11%	0.08%
vii.	Gross Charge-Offs in Period	58	43	0.21%	0.16%	292,572	218,650	0.15%	0.12%

G.	Portfolio Charge-Offs	$		% of Original Balance
		03/31/03	04/30/03	03/31/03	04/30/03
i.	Gross Charge-Offs In Period	$292,572	$218,650	0.031%	0.023%
ii.	Cumulative Gross Charge-Offs	13,181,182	13,399,833	1.387%	1.410%
iii.	Net Losses In Period	119,747	98,171	0.013%	0.010%
iv.	Cumulative Net Losses	8,492,286	8,590,458	0.894%	0.904%

H.	Pool Collections
i.	Borrower Interest Collections	$1,505,601.93
ii.	Borrower Principal Collections	13,831,520.24
iii.	Net Liquidation Proceeds	95,187.00
iv.	Recoveries	120,478.93
v.	Repurchase Amounts (Interest)	361.01
vi.	Repurchase Amounts (Principal)	43,768.43
vii.	Total Interest Collections	1,505,962.94
viii.	Total Principal Collections	14,090,954.60

I.	Pool Balance Reconciliation
i.	Beginning Pool Balance	$195,212,406.61
ii.	Pool Balance Reductions from Principal Collections	13,970,475.67
iii.	Gross Charge-Offs In Period	218,650.26
iv.	Ending Pool Balance	181,023,280.68

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	May 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	April 1, 2003	Previous Distribution Date:	April 15, 2003
Collection Period End Date:	April 30, 2003	Previous Collection Period End Date:	March 31, 2003

J. Total Available
i Total Pool Collections		$15,596,917.54
ii Reinvestment Income from Reserve Account		252.16
Reserve Account Balance	$7,128,117.29
Specified Reserve Account Amount	7,128,117.29

iii Reserve Account Release	0.00	0.00
iv Collected Funds		$15,597,169.70

	K. Waterfall	Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid
	Servicing Fee	$162,677.01
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	162,677.01	$162,677.01	$15,597,169.70	$7,128,117.29	$0.00	$162,677.01
ii.	Class A Notes Interest Distribution		855,098.71	15,434,492.69	7,128,117.29	0.00	855,098.71
	Class A Notes Balance	152,442,406.61
	Pool Balance	181,023,280.68

iii.	First Priority Principal Distribution	0.00	0.00	14,579,393.98	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	14,579,393.98	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	180,952,406.61
	Pool Balance	181,023,280.68

v.	Second Priority Principal Distribution	0.00	0.00	14,411,184.98	7,128,117.29	0.00	0.00
vi.	Class C Notes Interest Distribution		88,412.00	14,411,184.98	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	14,322,772.98			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	195,212,406.61
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	181,023,280.68

viii.	Regular Principal Distribution	14,189,125.93	14,189,125.93	14,322,772.98			14,189,125.93
ix.	Release to Seller		133,647.05	133,647.05	7,128,117.29		133,647.05

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	May 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	April 1, 2003	Previous Distribution Date:	April 15, 2003
Collection Period End Date:	April 30, 2003	Previous Collection Period End Date:	March 31, 2003

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall
Total Class A Notes			$855,098.71	$—	$—	$855,098.71	$855,098.71	$—
Class A-1 Notes	6.745%	30	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	271,260.04	—	—	271,260.04	271,260.04	—
Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions
First Priority Principal Distribution	$—
Second Priority Principal Distribution	—
Regular Principal Distribution	14,189,125.93

Total Principal Distribution	14,189,125.93
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	14,189,125.93
Class A-4 Notes Principal Distribution	—
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—